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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 27, 2005

                                 PERRIGO COMPANY
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             (Exact name of registrant as specified in its charter)

            MICHIGAN                    0-19725                 38-2799573
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  (State of other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

        515 Eastern Avenue, Allegan, Michigan                   49010
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (269) 673-8451

                                 Not Applicable
             ------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 27, 2005, the Perrigo Company released earnings for the first quarter of fiscal year 2006.

The earnings release contains non-GAAP measures which are defined as a financial measure of the Company's performance that excludes or includes amounts thereby differentiating it from the most directly comparable measure presented in the financial statements that are calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP). Pursuant to the requirements of Regulation G, the Company has provided a reconciliation for gross profit, operating income, net income and earnings per share within its earnings release to the most directly comparable GAAP measure for these non-GAAP measures.

The Company excludes a write-off of the step-up in value of inventory acquired when monitoring and evaluating the on-going financial results and trends of its business due to the non-recurring nature of this item. The Company believes this information is also useful for investors since excluding this non-recurring item provides important insight into the Company's on-going operations.

The press release related to Perrigo's earnings is attached as Exhibit 99.

The information in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

           99.1 Press release issued by Perrigo Company on October 27, 2005, furnished solely pursuant to item 2.02 of Form 8-K.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PERRIGO COMPANY
                                                (Registrant)


                                                By: /s/Douglas R. Schrank
                                                    ----------------------------
Dated: October 27, 2005                             Douglas R. Schrank
                                                    Executive Vice President and
                                                    Chief Financial Officer
                                                    (Principal Accounting
                                                    and Financial Officer)

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                                  Exhibit Index

         Exhibit 99.1 - Press Release issued by Perrigo Company on October 27, 2005, furnished solely pursuant to Item 2.02 of Form 8-K.